UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2011

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Company’s Current Report on Form 8-K filed on June 8, 2011 solely to (i) mark Item 9.01(d) and the Exhibit Index to indicate that portions of the previously filed Exhibits 10.1 and 10.4 were omitted pursuant to a request for confidential treatment and were filed separately with the Securities and Exchange Commission on June 8, 2011 and (ii) refile Exhibits 10.1 and 10.4 with a similar legend.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 2.1	Purchase and Sale Agreement for Membership Interests in AL US Development Venture, LLC by and among Sunrise Senior Living Investments, Inc., Sunrise Senior Living Management, Inc., Morgan Stanley Real Estate Fund VII Global-F (U.S.), L.P., Morgan Stanley Real Estate Fund VII Special Global (U.S.), L.P., MSREF VII Global-T Holding II, L.P., and Morgan Stanley Real Estate Fund VII Special Global-TE (U.S.), L.P., dated April 19, 2011

(incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2011).

Exhibit 10.1	Loan Agreement, dated as of June 14, 2007, by and among AL US Development Venture, LLC, as Borrower, HSH Nordbank AG, as Administrative Agent, Sole Arranger and Lender, and other lender parties thereto.*

Exhibit 10.2	First Amendment to Loan Agreement, dated as of April 22, 2009, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.3	Second Amendment to Loan Agreement, dated as of July 2010, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.4	Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents, dated as of June 2, 2011, by and among AL US Development Venture, LLC, as Borrower, Sunrise Senior Living Investments, Inc., Sunrise Senior Living, Inc., certain indirect subsidiaries of Sunrise Senior Living Investments, Inc. and HSH Nordbank AG, as Administrative Agent and Lender.*

Exhibit 99.1	Press Release issued by Sunrise Senior Living, Inc. on June 6, 2011.

*	Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: July 14, 2011	By:	/s/ Mark S. Ordan
		Name:	Mark S. Ordan
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

Exhibit 2.1	Purchase and Sale Agreement for Membership Interests in AL US Development Venture, LLC by and among Sunrise Senior Living Investments, Inc., Sunrise Senior Living Management, Inc., Morgan Stanley Real Estate Fund VII Global-F (U.S.), L.P., Morgan Stanley Real Estate Fund VII Special Global (U.S.), L.P., MSREF VII Global-T Holding II, L.P., and Morgan Stanley Real Estate Fund VII Special Global-TE (U.S.), L.P., dated April 19, 2011 (incorporated by reference to Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 6, 2011).

Exhibit 10.1	Loan Agreement, dated as of June 14, 2007, by and among AL US Development Venture, LLC, as Borrower, HSH Nordbank AG, as Administrative Agent, Sole Arranger and Lender, and other lender parties thereto.*

Exhibit 10.2	First Amendment to Loan Agreement, dated as of April 22, 2009, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.3	Second Amendment to Loan Agreement, dated as of July 2010, by and between AL US Development Venture, LLC, as Borrower, and HSH Nordbank AG, as Administrative Agent and Lender.

Exhibit 10.4	Third Amendment to Loan Agreement and Omnibus Amendment and Reaffirmation of Loan Documents, dated as of June 2, 2011, by and among AL US Development Venture, LLC, as Borrower, Sunrise Senior Living Investments, Inc., Sunrise Senior Living, Inc., certain indirect subsidiaries of Sunrise Senior Living Investments, Inc. and HSH Nordbank AG, as Administrative Agent and Lender.*

Exhibit 99.1	Press Release issued by Sunrise Senior Living, Inc. on June 6, 2011.

*	Confidential treatment has been requested for portions of this document. The omitted portions of this document have been filed separately with the Securities and Exchange Commission.